99.3

CONSENT AND AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

     THIS CONSENT AND AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment No. 1”), dated as of November 6, 2003, is made by and among KAT Holdings, Inc., a Delaware corporation (“KAT Holdings”), KAT Acquisition Corp., a Delaware corporation (“Acquisition”), Atrium Corporation, a Delaware corporation (the “Company”), and the Securityholder Parties (as defined in the Merger Agreement (defined below)).

PRELIMINARY STATEMENTS

A.     KAT Holdings, Acquisition, the Company (together, the “Original Parties”) and the Securityholders are parties to an Agreement and Plan of Merger, dated as of October 27, 2003 (the “Merger Agreement”). Capitalized terms used herein but not defined herein shall have the meaning given to them in the Merger Agreement.

B.     The Merger Agreement currently contemplates a merger of Acquisition with and into the Company, with the Company as the surviving entity.

C.     The Original Parties and the Representative, acting on behalf of the Securityholders, desire to amend the Merger Agreement on the terms and subject to the conditions set forth in this Amendment No. 1 to (i) provide that Acquisition shall no longer be a party thereto, (ii) provide that the merger contemplated by the Merger Agreement be a merger of KAT Holdings with and into the Company, with the Company as the surviving entity, (iii) provide that prior to the Closing, the Company shall be permitted to negotiate, but, unless the Merger Agreement is terminated, not execute, definitive documentation in respect of the Superior Acquisition and shall be permitted to conduct and direct diligence efforts in respect thereof, (iv) provide that prior to the Closing, Merrill Lynch Capital Corporation, an existing stockholder of the Company, shall be entitled to transfer its interest in the Company to ML IBK Positions, Inc., which interests may subsequently be transferred to KAT Holdings, (v) provide that the amount of funds that, except for the treatment of such shares as shares being held by KAT Holdings as of the Effective Time, would otherwise have been withheld from the cash consideration to be received by ML IBK Positions, Inc. in connection with the Merger and deposited with the Escrow Agent be instead deposited directly by ML IBK Positions, Inc. with the Escrow Agent at Closing and (vi) make certain additional amendments set forth herein.

D.     The Original Parties and the Representative, acting on behalf of the Securityholders, are permitted to amend the Merger Agreement pursuant to the terms of Section 13.2 thereof.

AGREEMENTS

In consideration of the covenants and agreement set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties hereto intending to be legally bound, hereby agree as follows:

1.	Amendments to the Merger Agreement Relating to Recharacterization of Merger.

     (a)  Recharacterization of Merger. The parties hereby agree that the merger contemplated by the Merger Agreement shall be recharacterized as a merger of KAT Holdings with and into the Company. In furtherance of the foregoing, the parties hereby agree that the Merger Agreement shall be amended in its entirety to provide that the “Merger” be a merger of KAT Holdings with and into the Company. The amendment to the Merger Agreement set forth in this clause (a) shall include: (i) the amendment and restatement of all references in the Merger Agreement to “Parent” and “Sub” to read “KAT Holdings”, (ii) upon the amendment and restatement contemplated in clause (i), the deletion of all duplicative references to “KAT Holdings”, and (iii) all purely mechanical or grammatical amendments necessary to fulfill the purpose and intent of the first sentence of this clause (a).

     (b)  Preamble. The parties hereby agree that the preamble to the Merger Agreement is hereby amended and restated in it entirety to read as follows:

“ THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 27, 2003, as amended by that certain Consent and Amendment No. 1 to Agreement and Plan of Merger dated as of November 6, 2003, is made by and among KAT Holdings, Inc., a Delaware corporation (“KAT Holdings”), Atrium Corporation, a Delaware corporation (the “Company”), and each of the Persons (as hereinafter defined) listed on the signature pages hereto, who are all of the holders of the issued and outstanding Common Stock (as hereinafter defined), the Cash In-the-Money Options (as hereinafter defined) and the Rollover Options (as hereinafter defined) issued by the Company (the “Securityholder Parties”).”

     (c)  Article 1.

     The parties hereto agree that the definition of “Seller Indemnified Costs” set forth in Section 1.1 of the Merger Agreement is hereby amended to add a new clause (iv) thereto:

“ (iv) any actions or omissions by KAT Holdings, the Surviving Corporation or the Company or their respective lenders, advisers, or representatives in each case in connection with the Superior Acquisition or the Superior Financing”

     The parties hereto agree that the definition of “Seller Indemnified Parties” set forth in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

““Seller Indemnified Parties” means each Securityholder Party, each stockholder, partner and Affiliate of such Securityholder Party, and each officer, director, employee and consultant of such Securityholder Party and its Affiliates. In addition, for purposes of Section 11.2(a) (as well as any other Section of this Agreement when referred to directly or indirectly in regard to Section 11.2(a)), “Seller Indemnified Parties” shall include the Company.”

     (d)  Schedule 13.6. The parties hereto agree that Schedule 13.6 to the Merger Agreement is hereby amended by adding the following new Item 4 on the line immediately following Item 3:

“ 4. For any and all damages, losses, claims, liabilities, Taxes, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorney’s fees and expenses incurred in investigating and preparing for any litigation or proceeding) that the Company or any of its Subsidiaries incurs under or in respect of that certain Solicitation Agent Agreement dated November 6, 2003, by and among UBS Securities LLC, CIBC World Markets Corp., Atrium Companies, Inc. and KAT Holdings, Inc., in each case, other than any such damage, loss, claim, liability, Tax, demand, charge, suit penalty, cost or expense arising out of, or in connection with any action or inaction that both (a) constitutes willful misconduct or gross negligence on the part of the Company, Atrium Companies, Inc. or any of their Subsidiaries and (b) occurs before the Closing.”

     (e)  Effect of Amendment. Upon the effectiveness of this Amendment No. 1, without any further action of any party to the Merger Agreement, and notwithstanding Section 13.13 of the Merger Agreement, Acquisition shall cease to be a party to the Merger Agreement and shall cease to have the benefit of or to be bound by the Merger Agreement for all purposes.

2.	Amendments to the Merger Agreement Relating to the Superior Transaction.

     (a)  Definition of “Closing Escrow Amount”. The parties hereto agree that the definition of “Closing Escrow Amount” set forth in Section 1.1 of the Merger Agreement is hereby amended by deleting the amount “$31,250,000” in the first line thereof and inserting the amount “$18,250,000” in replacement therefor.

     (b)  Definition of “Financing Transactions”. The parties hereto agree that the definition of “Financing Transactions” set forth in Section 1.1 of the Merger Agreement is hereby amended by (i) deleting the phrase “Amendment and” in the eighth line thereof and inserting the phrase “Amendment,” in replacement therefor, and (ii) inserting the following clause immediately prior to the period in the last line thereof:

“, and (g) the Superior Financing”

     (c)  Definition of “Superior Acquisition”. The parties hereto agree that Section 1.1 of the Merger Agreement is hereby amended to insert the following new definition of “Superior Acquisition” in the correct alphabetical location therein:

“ “Superior Acquisition” means the potential acquisition of Superior Engineered Products Corporation by Atrium Companies, Inc. or any of its affiliates as contemplated by the Superior LOI.”

     (d)  Definition of “Superior Financing”. The parties hereto agree that Section 1.1 of the Merger Agreement is hereby amended to insert the following new definition of “Superior Financing” in the correct alphabetical location therein:

“ “Superior Financing” means the debt and equity financing of the Company and Atrium Companies, Inc. necessary to consummate the Superior Acquisition.”

     (e)  Definition of “Superior LOI”. The parties hereto agree that Section 1.1 of the Merger Agreement is hereby amended to insert the following new definition of “Superior LOI” in the correct alphabetical location therein:

“ “Superior LOI” means that certain non-binding Letter of Intent, dated September 19, 2003, between Atrium Companies, Inc. and Superior Engineered Products Corporation.”

     (f)  Section 4.1. The parties hereto agree that the first sentence of Section 4.1 of the Merger Agreement is hereby amended by inserting the phrase “(including, without limitation, Section 7.7 hereof)” immediately following the word “Agreement” in the second line thereof.

     (g)  Section 5.4.

(i)	The parties hereto agree that the first sentence of Section 5.4 of the Merger Agreement is hereby amended by deleting the word “The” in the first line thereof and inserting the phrase “Except as contemplated by Section 7.7, the” in replacement therefor.

(ii)	The parties hereto agree that the second sentence of Section 5.4 of the Merger Agreement is hereby amended by deleting the word “The” in the first line thereof and inserting the phrase “Except as contemplated by Section 7.7, the” in replacement therefor.

     (h)  Section 5.7.

(i)	The parties hereto agree that the second sentence of clause (b) of Section 5.7 of the Merger Agreement is hereby amended by inserting the phrase “, the Superior Financing” immediately following the phrase “RSA Amendment” in the tenth line thereof.

(ii)	The parties hereto agree that a new third sentence shall be added to clause (b) of Section 5.7 of the Merger Agreement as follows: “Except as may otherwise be agreed in writing between the Company and KAT Holdings, the first sentence of this clause (b) shall not apply to the Superior Acquisition or the Superior Financing.”

     (i)  Section 7.7. The parties hereto agree that Article 7 of the Merger Agreement is hereby amended by inserting the following new Section 7.7 in the correct numerical location therein:

“ 7.7 Superior Acquisition and Financing. Each of KAT Holdings, the Company and the Securityholder Parties hereby covenant and agree that the Company and its Subsidiaries shall be permitted to pursue the Superior Acquisition and Superior Financing in a manner consistent with the Superior LOI; provided, that, (i) the Company shall not be obligated to enter into any definitive documentation related to the Superior Acquisition or the Superior Financing prior to the Closing and (ii) prior to the Closing, neither the chief executive officer nor the chief financial officer of the Company and Atrium Companies, Inc. will spend more than two hours per week on such transactions.”

     (j)  Section 11.2. The parties hereto agree that clause (a) of Section 11.2 of the Merger Agreement is hereby amended by deleting the phrase “clause (b)(iii)” in the fourth line thereof and inserting the phrase “clauses (b)(iii) and (b)(iv)” in replacement therefor.

     (k)  Schedule I. The parties hereby agree that Schedule I to the Merger Agreement shall be amended and restated to reflect the reduction in the aggregate amount of the Closing Escrow Amount from $31.25 million to $18.25 million (i.e., a 41.6% reduction in each securityholder’s amount).

     (l)  Schedule 13.6. The parties hereto agree that Schedule 13.6 to the Merger Agreement is hereby amended by adding the following new Item 5 on the line immediately following Item 4:

“ 5. For any and all damages, losses, claims, liabilities, Taxes, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorney’s fees and expenses incurred in investigating and preparing for any litigation or proceeding) that the Company or any of its

Subsidiaries incurs in connection with any actions taken by the Company pursuant to Section 7.7 in respect of the Superior Acquisition and Superior Financing, in each case, other than any such damage, loss, claim, liability, Tax, demand, charge, suit penalty, cost or expense arising out of, or in connection with any action or inaction that both (a) constitutes willful misconduct or gross negligence on the part of the Company, Atrium Companies, Inc. or any of their Subsidiaries and (b) occurs before the Closing.”

     (m)  Fees and Expenses Related to Superior Acquisition and Superior Financing. Except as otherwise agreed to in writing by Kenner & Company, Inc. (“Kenner”), the Company and the Representative, prior to the Closing, Kenner shall engage all third party service providers in respect of any work done or to be done in connection with the Superior Acquisition and the Superior Financing and all costs and expenses incurred with respect to the Superior Acquisition and Superior Financing shall be for the account of Kenner.

3.	Amendments to the Merger Agreement Relating to the Merrill Lynch Transfer.

     (a)  Definition of “Indemnity Escrow Holdback Amount”. The parties hereto agree that the definition of “Indemnity Escrow Holdback Amount” set forth in Section 1.1 of the Merger Agreement is hereby amended by inserting the following clause immediately prior to the period in the last line thereof:

“;provided, however, that for the purposes of calculating any Securityholder Party’s Indemnity Escrow Holdback Amount, including with respect to ML IBK Positions, Inc., such calculation shall be made after giving effect to any transfer of Merrill Shares pursuant to Section 7.8 but without giving effect to the treatment of such Merrill Shares as Rollover Shares and accordingly, for the purposes of such calculation, such Merrill Shares (i) shall not be deemed Rollover Shares and (ii) shall be deemed to be owned by ML IBK Positions, Inc. immediately prior to the Effective Time.”

     (b)  Section 2.6(a). The parties hereto agree that clause (a) of Section 2.6 of the Merger Agreement is hereby amended and restated in its entirety as follows:

“ (a) Each share of common stock, par value $.01 per share, of KAT Holdings (“KAT Stock”) issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one share of common stock, par value $.01 per share, of the Surviving Corporation.”

     (c)  Section 2.6(c). The parties hereto agree that clause (c) of Section 2.6 of the Merger Agreement is hereby amended and restated in its entirety as follows:

“ (c) Each share of the Company’s Common Stock held by KAT Holdings immediately prior to the Effective Time shall be cancelled and retired without any consideration thereof, and no payment or distribution shall be made with respect thereto.”

     (d)  Section 2.7. The parties hereto agree that clause (b) of Section 2.7 of the Merger Agreement is hereby amended and restated in its entirety as follows:

“ (b) [Intentionally Omitted]”

     (e)  Section 2.7. The parties hereto agree that clause (c) of Section 2.7 of the Merger Agreement is hereby amended by deleting the phrase “or the right to receive Alternative Consideration pursuant to Section 2.7(b)” in the second line thereof.

     (f)  Section 2.9. The parties hereto agree that clauses (b)(i) and (b)(ii) of Section 2.9 of the Merger Agreement are hereby amended and restated in their entirety as follows:

“ (b) [Intentionally Omitted]”

     (g)  Section 2.10. The parties hereto agree that Section 2.10 of the Merger Agreement is hereby amended by inserting the following sentence immediately following the period in the last line thereof:

“Notwithstanding anything to the contrary set forth herein, the parties hereto acknowledge and agree that (A) the portion of the Closing Escrow Amount represented by ML IBK Positions, Inc.’s Indemnity Escrow Holdback Amount shall not be deposited by KAT Holdings with the Escrow Agent at Closing as otherwise contemplated herein, (B) at Closing, ML IBK Positions, Inc. shall deposit directly with the Escrow Agent, by wire transfer of immediately available funds, an amount equal to ML IBK Positions, Inc.’s Indemnity Escrow Holdback Amount (the “Merrill Indemnity Funds”), and (C) for all purposes of this Agreement and the Indemnification Escrow Agreement, the Merrill Indemnity Funds shall constitute a portion of the Escrow Amount and shall be subject to the terms and provisions of this Agreement and the Indemnification Escrow Agreement in a manner identical to all other funds constituting a portion of the Escrow Amount.”

     (h)  Section 7.6. The parties hereto agree that Section 7.6 of the Merger Agreement is hereby amended and restated in it entirety to read as follows:

“ 7.6 Other Matters Relating to Shares and Options.

(a) Notwithstanding any provision to the contrary set forth herein,

each of the Company, KAT Holdings and the Securityholder Parties hereby acknowledge and agree that immediately prior to Closing, each of the members of the management of the Company and its Subsidiaries (“Management”) set forth on Annex A will enter into an agreement with KAT Holdings pursuant to which, immediately prior to the Effective Time, such Management member shall transfer and assign such number of Outstanding Shares (the “Rollover Management Shares”) and/or shall agree to have cancelled such number of Options (the “Rollover Options”) set forth opposite such Management member’s name on Annex A to KAT Holdings in exchange for the issuance by KAT Holdings to such Management member of such number of equity interests in KAT Holdings (or the Surviving Company) set forth opposite such Management member’s name on Annex A.

(b) Notwithstanding any provision to the contrary set forth herein, each of the Company, KAT Holdings and the Securityholder Parties hereby acknowledge and agree that, immediately prior to Closing, KAT Holdings and ML IBK Positions, Inc. shall enter into an agreement pursuant to which all of the Merrill Shares held by ML IBK Positions, Inc. following the transfer thereof pursuant to Section 7.8 (the “Rollover Merrill Shares”, and together with the Rollover Management Shares, the “Rollover Shares”) shall, immediately prior to the Effective Time, be transferred and assigned to KAT Holdings in exchange for the issuance by KAT Holdings to ML IBK Positions of 10,646.28 shares of KAT Stock.

(c) Notwithstanding anything to the contrary set forth herein, in the event that either (i) ML IBK Positions, Inc. shall deliver written notice to each of the Company and KAT Holdings prior to the Effective Time stating that ML IBK Positions, Inc. shall have elected to receive cash consideration in respect of all of the Merrill Shares instead of receiving the Alternative Merrill Consideration, or (ii) ML IBK Positions, Inc. shall fail to deposit the Merrill Indemnity Funds with the Escrow Agent at Closing in accordance with the last sentence of Section 2.10, then:

(x) the provisions of clause (b) above shall cease to be effective and the Merrill Shares shall cease to be deemed Rollover Shares for all purposes hereof;

(y) the Merrill Shares shall be deemed to be Outstanding Shares and, at the Effective Time, (A) shall be converted into the right to receive the Per Share Merger Consideration in cash pursuant to Section 2.6(b) and (B) shall be subject to the provisions of Section 2.9(a)(ii); and

(z) the provisions of the last sentence of Section 2.10 shall cease to be effective and, accordingly, KAT Holdings shall deposit with the Escrow Agent at Closing the full amount of the Closing Escrow Amount (without reduction for the Merrill Indemnity Funds).”

     (i)  Section 7.8. The parties hereto agree that Article 7 of the Merger Agreement is hereby amended by inserting the following new Section 7.8 in the correct numerical location therein:

“ 7.8 Merrill Lynch Transfer. Notwithstanding anything to the contrary set forth herein (including, without limitation, Section 5.4) or in any other agreement to which Merrill Lynch Capital Corporation and the Company are party, each of the parties hereto acknowledge and agree that prior to the Closing, Merrill Lynch Capital Corporation shall be entitled, upon delivery to the Company of written notice thereof together with a copy of a duly executed stock power in respect thereof, to transfer all, but not less than all, of the shares of Common Stock held by it on the date hereof to ML IBK Positions, Inc. Any shares of Common Stock transferred to ML IBK Positions, Inc. pursuant to this Section 7.8 are herein referred to as the “Merrill Shares”. As a condition precedent to any transfer of Merrill Shares pursuant to this Section 7.8, ML IBK Positions, Inc. shall execute and deliver to the Company customary joinder agreements pursuant to which ML IBK Positions, Inc. shall agree to become a party to, and bound by, each of (i) this Agreement, (ii) that certain Purchase Agreement, dated as of October 25, 2000, among the Company (formerly known as D and W Holdings, Inc.) and the purchasers party thereto (as amended by that certain Amendment No. 1, dated as of June 29, 2001), and (iii) that certain Registration Rights and Stockholders Agreement, dated as of October 25, 2000, among the Company (formerly D &W Holdings, Inc.), GE Investment Private Placement Partners II and the purchasers party thereto. Upon any transfer of Merrill Shares pursuant to this Section 7.8, ML IBK Positions, Inc. shall be deemed to be a “Securityholder Party” for all purposes of this Agreement.”

     (j)  Section 9.2. The parties hereto agree that clause (a)(iii) of Section 9.2 of the Merger Agreement is hereby amended by inserting the following phrase immediately following the phrase “Closing Escrow Amount” in the first line thereof:

“(less an amount equal to the Merrill Indemnity Funds in the event that ML IBK Positions, Inc. shall have delivered the Merrill Indemnity Funds to the Escrow Agent pursuant to Section 9.2(c))”

     (k)  Section 9.2. The parties hereto agree that Section 9.2 of the Merger Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

“ (c) At the Closing, unless either of the events specified in clause (c)(i) or (c)(ii) of Section 7.6 shall have occurred, ML IBK Positions, Inc. shall deliver the Merrill Indemnity Funds to the Escrow Agent by wire transfer of immediately available funds.”

4.	Amendments to the Merger Agreement Relating to the Bylaws of the Surviving Corporation.

     (a)  Section 2.4. The parties hereto agree that Section 2.4 of the Merger Agreement is hereby amended by (i) deleting the phrase “and by-laws” in the second line thereof and (ii) inserting the phrase “and the by-laws of KAT Holdings, in each case,” immediately following the word “Company” in the second line thereof.

5.	Amendments to the Merger Agreement Relating to the Renewal of Director and Officer Insurance.

     (a)  Section 6.6. The parties hereto agree that clause (d) of Section 6.6 of the Merger Agreement is hereby amended by (i) inserting the phrase “(i)” immediately prior to the word “maintain” in the second line thereof and (ii) inserting the phrase “and (ii) at least 30 days prior to the expiration of any such insurance policy maintained by the Surviving Corporation, notify the Representative of the expiration thereof and deliver to the Representative a copy of the renewal insurance policy in respect of the policy so expiring” immediately following the phrase “Effective Time” in the fifth line thereof.

     6.     Amendments to the Merger Agreement To Insert a New Annex A.

     (a)  Annex A. The parties hereto agree that the Merger Agreement is hereby amended by inserting a new Annex A thereto, which Annex A shall read in its entirety as set forth on Schedule I to this Amendment.

     7.     Ratification and Confirmation of the Merger Agreement; No Other Changes. Except as modified by this Amendment No. 1, the Merger Agreement is hereby ratified and confirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the Merger Agreement, other than as contemplated herein.

     8.     Effectiveness. Notwithstanding the date on which the parties actually execute and deliver this Amendment No. 1, the parties hereto agree that this Amendment No. 1 shall be effective as of November 6, 2003.

     9.     Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS.

     10.     Counterparts. This Amendment No. 1 may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     11.     Severability. If any term or other provision of this Amendment No. 1 is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. The parties further agree that any court of competent jurisdiction is expressly authorized to modify any such unenforceable provision of this Amendment No. 1 in lieu of severing such unenforceable provision from this Amendment No. 1 in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Amendment No. 1, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Amendment No. 1 as so modified by a court of competent jurisdiction shall be binding upon and enforceable against each of them.

     12.     Notices. All notices, requests, demands and other communications to any party given under this Amendment No. 1 shall be in writing and delivered to the parties as specified in the Merger Agreement.

     13.     Supplemental to Side Letter. The parties hereto acknowledge and agree that this Amendment No. 1 is supplemental to that certain letter agreement regarding certain matters in connection with the Superior Acquisition, dated as of even date hereof, among KAT Holdings, Kenner & Company, Inc., the Company and the Representative and such letter agreement shall not be deemed to be amended, modified or superceded in any manner by this Amendment No. 1.

      14.     Stockholder Approval. By its execution and delivery of this Agreement, each Stockholder hereby consents (in his or its capacity as a stockholder of the Company) to this Amendment No. 1 and the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be signed, all as of the date first written above.

ATRIUM CORPORATION

By:

Name:
Title:

KAT HOLDINGS, INC.

By:

Name:
Title:
KAT ACQUISITION CORP.

By:

Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By:

Name:
Title:
ML IBK POSITIONS, INC.

By:

Name:
Title:

As the Representative, pursuant
to Section 12.1 of the Merger
Agreement:
ARDATRIUM L.L.C.

By:

Name: Daniel T. Morley
Title: Member

For Purposes of Section 2(m):
KENNER & COMPANY, INC.

By:

Name:
Title:

ARDATRIUM L.L.C.

By:

Name:
Title:

ARDDOOR L.L.C.

By:

Name:
Title:

ARDSHIEL, INC.

By:

Name:
Title:

ARDWING, LLC

By:

Name:
Title:

Al Ashe

ATRIUM CO-CAPITAL
PARTNERS

By:

Name:
Title:

Keith Barnes

Ed Beachly

Robert E. Burns

Michael H. Cornwell

John Craine

C. Douglas Cross

Don Daly

Cliff Darby

Jimmy Darby

John F. Darby

Bob Deakin

Dan Douthit

Mike Easterly

ELLISON CAPITAL, LLC

By:

Name:
Title:

THE ELLISON COMPANY, INC.

By:

Name:
Title:

GATX CAPITAL CORPORATION

By:

Name:
Title:

GE INVESTMENT PRIVATE
PLACEMENT PARTNERS II

By:

Name:
Title:

HARE & CO

By:

Name:
Title:

Horace Hicks

Jeff Hull

Evan Kaffenes

Richard Kettle

Tom LaManna

THE LINCOLN NATIONAL LIFE
INSURANCE COMPANY

By:

Name:
Title:

Eric Long

James McDonald

Scott McGill

Jim McGlinn

NORTH ATLANTIC SMALL COMPANIES
INVESTMENT TRUST

By:

Name:
Title:

Patricia Murphy

Dow Pointer

Goodloe Pride

David Rascoe

Todd Rascoe

Jamey Rentfrow

William Robinson

Frank Sheeder

Stuart Sockwell

Calvin Stanford

Robert Tyree

WING PARTNERS, L.P.

By:

Name:
Title:

Charles Westmoreland

Bob Wolf

Greg Yates

SCHEDULE I

		Merger Consideration Otherwise Payable to
	Number of Shares of	Management Member in Respect of Options
	Common Stock to be	to be Cancelled (Which Merger		Number of Options to Purchase
	Transferred to KAT	Consideration is Calculated		Shares of KAT Stock to be Issued
	Holdings by	Without Application of Indemnification	Number of Shares of KAT Stock to be	to Management Member (With an
Name	Management Member	and Holdback Amounts)	Issued to Management Member	Exercise Price of $.01 per Share)

Al Ashe	13.63636	$9,900	15	10
Cliff Darby	231.81818	$44,500	255	45
Doug Cross	104.54545	$133,650	115	135
Mike Cornwell	181.81818	N/A	200	N/A
David Rascoe	N/A	$198,000	N/A	200
Eric Long	N/A	$123,750	N/A	125
Bob Burns	N/A	$123,750	N/A	125
Todd Rascoe	N/A	$99,000	N/A	100
Jim McGlinn	13.63636	$74,250	15	75
Billy Robinson	N/A	$74,250	N/A	75
Jamey Rentfrow	36.36364	$19,800	40	20
Ed Beachly	4.54545	$44,550	5	45
Dow Pointer	N/A	$49,500	N/A	50
Mike Easterly	N/A	$49,500	N/A	50
Evan Kaffenes	N/A	$49,500	N/A	50